EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND ACTING PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ICC Worldwide, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Richard K Lauer, President, Chief Executive Officer and Acting Chief Financial Officer of our Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of our Company.

Dated: February 8, 2008	By:	/s/ Richard K Lauer
Richard K Lauer
President, Chief Executive Officer and Acting Chief Financial Officer